SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): November 15, 2002

BAY VIEW SECURITIZATION CORPORATION

(Exact name of registrant as specified in charter)

Delaware	333-30048	93-1225376

State or other jurisdiction of incorporation or organization	(Commission File No.)	(I.R.S. Employer Identification No.)

c/o Bay View Bank
1840 Gateway Drive
San Mateo, California		94404

Address of principal executive offices		Zip Code

Registrant’s telephone number, including area code: (650) 294-6650

(Former name, former address, and former fiscal year, if changed since last report)

This amendment to the registrant’s report on Form 8-K, as filed on November 25, 2002, amends and restates Form 8-K, as filed on November 25, 2002, and is being filed to correct an error in Item 7 and the Exhibit as previously filed herewith.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1 Monthly Servicer’s Reports dated October 31, 2002

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

BAY VIEW 2002-LJ-1 OWNER TRUST
BY:	BAY VIEW SECURITIZATION CORPORATION
ORIGINATOR OF TRUST

Dated: November 15, 2002	By:	/s/ Lisa Staab

Lisa Staab
AVP, Assistant Controller